Exhibit 99.1

Exhibit 99.1
BUILDINGSTRENGTH
NAREIT REIT WORLD
2017 ANNUAL CONVENTION
November 14-16, 2017
1

FORWARD-LOOKING STATEMENTS
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, as Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which MAA operates and beliefs of and assumptions made by MAA management, involve uncertainties that could significantly affect the financial results of MAA. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements, which are not historical in nature. In this presentation, forward-looking statements include, but are not limited to, statements about forecasted 2017 operating results, expected benefits and synergies from the merger with Post Properties, Inc. and the timing of those benefits and synergies, the anticipated value of current development projects, estimated costs of property development, the anticipated timing of completion of current development projects and the stabilization of such projects, MAA’s future development projects, the anticipated scope of MAA’s future redevelopment activities and projected incremental rent growth, and other information that is not historical. All statements that address operating performance, events or developments that MAA anticipates or expects will occur in the future are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although MAA believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, MAA can give no assurance that its expectations will be achieved, and therefore actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: inability to generate sufficient cash flows due to market conditions, changes in supply and/or demand, competition, uninsured losses, changes in tax and housing laws, or other factors; exposure as a multifamily-focused REIT to risks inherent in investments in a single industry and sector; adverse changes in real estate markets; failure of new acquisitions to achieve anticipated results or be efficiently integrated; failure of development communities to be completed, if at all, within budget andona timely basis or to lease-up as anticipated; unexpected capital needs; changes in operating costs, including real estate taxes, utilities and insurance costs; losses from catastrophes in excess of our insurance coverage; level and volatility of interest or capitalization rates or capital market conditions; the effect of any rating agency actions; inability to attract and retain qualified personnel; cyberliability or potential liability for breaches of our privacy or information security systems; adverse legislative or regulatory tax changes; litigation and compliance costs associated with laws requiring access for disabled persons; risks associated with the Post Properties, Inc. merger, including the integration of MAA’s and Post Properties, Inc.’s businesses and achieving expected revenue synergies and/orcost savings as a result of the merger; risks associated with unexpected costs or unexpected liabilities that may arise from the Post Properties, Inc. merger; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission by MAA from time to time, including those discussed under the heading “Risk Factors” in its most recently filed Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. MAA undertakes no duty to update any forward-looking statements appearing in this presentation.
REGULATION G
This presentation contains certain non-GAAP financial measures within the meaning of the Securities Exchange Act of 1934, as amended. MAA’s definitions of these non-GAAP financial measures, among other terms, and reconciliations to the most directly comparable GAAP measures, can be found in the accompanying Appendix and under the “Financial Results” navigation tab on the “For Investors” page of MAA’s website at www.maac.com.

PORTFOLIO
Changes Have Strengthened MAA—Enhancing Full Cycle Performance Profile
• Younger and high quality portfolio
• More efficient operation
• Enhanced margin growth
• More robust AFFO growth
3Overview

PORTFOLIO
Changes Have Strengthened MAA
2012 2017
MARKETS AVERAGE AGE MARKETS AVERAGE AGE
50 15 37 15
SAME STORE NOI SAME STORE NOI AVERAGE RENT1,2 MARGIN2 AVERAGE RENT1,2 MARGIN2,3
$859 58.2% $1,184 62.4%
1 Average Rent is Average Effective Rent per Unit as defined in the Appendix
2 Values as of 9/30/2012 and 9/30/2017
4Overview 3 Same Store for 2017 is Combined Adjusted Same Store Portfolio as defined in the Appendix.

PORTFOLIO
Changes Have Strengthened MAA
TOP 20 MARKETS1 % OF NOI2 3Q 2017
Atlanta, GA 13.3% Dallas, TX 9.6% Charlotte, NC 7.5% Tampa, FL 6.5% Austin, TX 6.1% Washington, DC 5.9% Orlando, FL 5.6% Raleigh/Durham, NC 4.7% Nashville, TN 4.7% Fort Worth, TX 4.2% Houston, TX 3.6% Multifamily Markets Jacksonville, FL 3.4% Regional Office Charleston, SC 2.9%
Corporate Office Phoenix, AZ 2.5% Savannah, GA 2.1% Richmond, VA 1.8%
CAPITAL RECYCLING SINCE 2012 CLP MERGER TRANSACTION3 PPS MERGER TRANSACTION3 Greenville, SC 1.4%
$3.2 billion $4.0 billion $4.5 billion San Antonio, TX 1.3%
Birmingham, AL 1.3%
1 Based on 9/30/2017 total multifamily portfolio gross asset value Kansas City, MO-KS 0.5% 2 Combined Adjusted Same Store NOI
5Overview 3 Merger Transaction amount is equal to the value of shares issued at time of merger transaction closing plus debt assumed.

BALANCE SHEET
Changes Have Strengthened MAA
2012 2017
Total Debt/Total Assets1 44% Earnings Growth Total Debt/Total Assets1 33% Fixed Charge Coverage2 4.4x Fixed Charge Coverage2 4.9x
Equity Issuance
Annual Dividend/Share $2.64 Annual Dividend/Share $3.48 Dividend/AFFO 67% Refinancings Dividend/AFFO 66% Net Debt/Recurring Adj EBITDA 6.5x Net Debt/Recurring Adj EBITDA 5.3x
CLP Merger
Ratings BBB-/Baa2/BBB Ratings BBB+/Baa1/BBB+ Unencumbered Gross Assets 53% PPS Merger Unencumbered Gross Assets 83% Average Daily Trading Volume 300k Average Daily Trading Volume 600k
Excess Cash Flow
Outstanding Public Bonds $0 Outstanding Public Bonds $2 billion Annual Excess Cash Flow3 $23 million Annual Excess Cash Flow3 $100 million
1 As defined in MAALP’s bond covenants.
2 Fixed charge coverage is Total adjusted EBITDA to fixed charges as defined in MAALP’s bond covenants 3 Annual excess cash flow defined as FFO less dividends and less all capital expenditures on existing properties
6Overview

PERFORMANCE
Changes Have Strengthened MAA—Enhancing Full Cycle Performance Profile
• Enhanced Scale & Operating Efficiencies
• New Technologies
• Expanded Capital Deployment Opportunity
• Enhanced Asset Management Programs
• More Efficient Portfolio/Market Mix
• Lower Cost of Capital
7Overview

OPERATING PLATFORM
Consistent Strategy With Stronger Platform and Enhanced Execution
MAA Dividends and Dividend to AFFO Ratio1
$3.48
2006-2017F
$3.28
91.9% $3.08
85.4%
83.7% $2.92
82.3% $2.78
79.9%
76.1% $2.64 74.3%
72.9% $2.51 $2.46 $2.46 $2.46 Sector $2.42 $2.38 Average
66.7% 66.7% 66.1% 65.9%
62.0%
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017F
Dividends Dividend to AFFO Ratio 2017 forecast for MAA excess cash after all cap ex SOURCE: Company and dividends is expected to be in range of $100M to $105M
1 Dividend to AFFO Ratio is defined as annual dividends paid or forecasted to be paid divided by annual AFFO per Share diluted
8Overview

OPERATING PLATFORM
Consistent Strategy With Stronger Platform and Enhanced Execution
Average sector1 FFO multiple2 is equivalent to a $126 MAA share price, or 23% higher than 10/31/2017 share price
Sector1 MAA
FFO Multiple2 21.2 17.2
Source: Company Data; S&P Global
1 Sector constituents include AIV, AVB, CPT, EQR, ESS & UDR.
2 Price divided by 2017 Consensus FFO per Share Estimate at 10/31/2017
9Overview

MANAGEMENT TEAM

- Experienced, strengthened, and broadened management team enhances execution capabilities
- Team of 19 Senior VPs with wide range of technical experience and expertise drives competitive advantages.
  - Average 10 years with MAA
- Merger transactions have combined the top talents of each company



Finance

Al Campbell
EVP, Chief Financial Officer
19 years with MAA



Human Resources

Melanie Carpenter
EVP, Chief Human Resources Officer
17 years with MAA



General Counsel & Commercial Property Operations

Rob DelPriore
EVP, General Counsel
4 years with MAA



Multifamily Property Operations

Tom Grimes
EVP, Chief Operating Officer
23 years with MAA



Acquisitions & Dispositions

Brad Hill
EVP, Director of Multifamily Investing
7 years with MAA



New Development

David Ward
EVP, Development
13 years with MAA (including PPS tenure)

10 Overview

MAA

BALANCE SHEET TRANSFORMATION
Increased Strength and Flexibility
$7.50 65.6% 70%
64.2% 63.8% 64.0% 64.6% 63.9%
59.4% 59.0%
56.3% 55.8% $6.00
49.2% 53% Assets
47.0% Share 44.0% 43.4% 42.8% 41.1%
$4.50 Gross
34.2% 33.5%
FFO/ 35% $3.00 Preferred/ Annual +
18% $1.50 Debt $0.00 0% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017F
Debt + Preferred/ Gross Assets Annual FFO/ Share
11 Finance

BALANCE SHEET TRANSFORMATION
Growing Cost Advantage
Credit Ratings Timeline
Fitch
BBB+
Outlook Stable S&P Fitch August 2016
S&P BBB BBB+
BBB Outlook Positive Outlook Stable
Outlook Stable June 2014 December 2016
S&P June 2013 Moody’s
BBB- Baa1
Outlook Positive Outlook Stable
Moody’s January 2013 Financial Flexibility March 2017
Baa2
TOTAL DEBT / TOTAL ASSETS1
Outlook Stable 38.0% July 2012
Fitch 36.0% 36%
BBB BBB+/Baa1:
Outlook Stable
34—38% Leverage
June 2011 34.0% 33.2%
A-/A3:
30—34% Leverage
32.0% 32%
12 Finance 30.0%
1 As defined in MAALP’s bond covenants.

BALANCE SHEET TRANSFORMATION
Growing Cost Advantage
Improved Credit Spreads
225 BBB+ Rated Peer 10-Year RS* MAA 10-Year RS* 200 A- Rated Peer 10-Year RS*
175
31 bps
150 higher than A- rated peer
125
57 bps higher than 100 A- rated peer
75
Nov-15 Feb-16 Jun-16 Sep-16 Jan-17 May-17 Aug-17
Source: Citi Velocity
13 Finance * RS = rolled spread

MERGER STATUS

PPS Merger Strengthens Platform and Provides Compelling Value

ANNUAL SYNERGY AND NOI UPSIDE OPPORTUNITY	FFO			COMMENTS
	IDENTIFIED AT MERGER	IMPACT IN 2018	2019 AND BEYOND	
NOI Margin	$13-$15 million	$13-$15 million	$13-$15 million	PPS margin currently lower than MAA margin
Stabilize PPS Development Pipeline	$15-$18 million	$7-$8 million	$15-$18 million	1 deal stabilized in 2017; 3 in 2018; 2 in 2019
Redevelopment Pipeline	$10-$12 million	$4-$6 million	$14-$16 million	14k units of PPS portfolio with opportunity, up from original projection
Overhead Synergies	$20 million	$20 million	$20 million	Full capture expected in 2018; based on 2016 stand alone MAA and PPS gross overhead budgets of $100.6M combined, grown at 5% annually (below sector average of 6%)
Strengthened Balance Sheet	**$3.5-$5.5 million**	**$2-$4 million**	**$3.5-$5.5 million**	Expect 20-30bps narrowing spreads from pre-merger coupon rates; recent very successful bond transaction supports this
Total Opportunity	$61.5-$70.5 million	$46-$53 million	$65.5-$74.5 million	

Long-term FFO Opportunity Exceeds Original Expectations
$65.5 - $74.5 million in 2019 and beyond

Value creation from NOI margin, Redevelopment Pipeline, Overhead Synergies, and Strengthened Balance Sheet
nearly $800 million[1] net of transaction costs and premium paid

14 Finance

[1] Value is NOI divided by 5.3% implied cap rate as defined for MAA by Green Street Advisors, Apartment Sector Update, 8/21/2017

MAA

TECHNOLOGY LANDSCAPE
External Reporting Operational Reporting Business Intelligence
Budget/Planning Applicant Screening
HR/Personnel Utility Management/Billing
MAArtheus
Pricing YARDI Leases
7S MERLIN
Resident Management | Resident Portals | Maintenance | Vendor Portals | GL & AP | Job Cost
15 Finance

2018 Considerations
Same Store Revenue:
• We expect the leasing conditions in the first half of 2018 to continue the trends posted in the back half of 2017
• Blended (renewals and new leases) lease over lease pricing similar to 2017, in the 2.0% to 2.5% range
• Occupancy in line with 2017
Funds From Operations:
• Integration expenses roughly half of 2017 as systems integration continues and winds down
• Debt/interest rates: (1) expectation of modest increase in rates; (2) benefit of mark to market adjustments/debt extinguishment gains to FFO from CLP/PPS mergers reduced by $6M to $7M; (3) percent of floating rate debt to be slightly reduced
• Overhead: Expect to achieve full year $20M synergy target1 from Post merger. Combined G&A plus Property
Management expenses for 2018 on a gross basis expected to be $89M to $93M ($87M to $89M on a net of capitalized development costs, i.e NAREIT FFO basis)
• Preferred stock mark to market valuation projected to provide $0 FFO in 2018 (9/30/17 YTD FFO of $5.8M)
• Development at its most dilutive point in early part of 2018, expected dilution of ($0.08) to ($0.12) per share in 2018
16 1 Synergy target based on 2016 combined MAA and PPS gross overhead budgets grown by 5% for 2017 and 2018 (below sector average of 6% annual growth) less $20M

MARKET UPDATE
Portfolio Balanced and Diversified in Key Growth Markets
Diversified in Markets1
9%
41% 50%
Job Growth 2.2% 2.2%
Suburban Inner Loop Downtown/CBD
1.4% 1.5%
Diversified in Price Points1,2
1 Based on 9/30/2017 total multifamily portfolio gross asset value
2 Average effective rent/unit for 9/30/2017 of $1,250 or higher for A to A+ and lower 48% than $1,250 for B to B+ for total 52% 2017 2018 multifamily portfolio Source: Company, Moody’s economy.com
MAA Market Average National Average
A to A+ B to B+
17 Operations

MARKET UPDATE
Strong Fundamentals Across Markets
Jobs to Completions Jobs Growth Completions Ratio Markets 2017 2018 2017 2018 2017 2018
Atlanta 8,625 6,782 ïƒ¼ 2.5% 1.7% 7.8:1 6.9:1 • 5:1 Jobs to
Austin 6,680 7,278 2.1% 2.4%ïƒ¼ 3.2:1 3.4:1ïƒ¼ Completions Ratio Charleston 1,403 1,260ïƒ¼ 1.5% 1.9%ïƒ¼ 3.7:1 5.2:1ïƒ¼ is generally Charlotte 5,174 4,154 ïƒ¼ 2.1% 1.9% 4.6:1 5.5:1ïƒ¼ considered market Dallas-Fort Worth 16,970 19,097 2.2% 2.4%ïƒ¼ 4.7:1 4.6:1 equilibrium
1 Houston 8,901 4,462 ïƒ¼ 2.0% 3.3%ïƒ¼ 6.6:1 22.9:1 ïƒ¼
• 10 of 13 markets
79% NOI Jacksonville 1,220 2,862 2.1% 3.5%ïƒ¼ 11.7:1 8.4:1 are expected to Nashville 6,089 3,894ïƒ¼ 2.4% 1.8% 3.8:1 4.5:1ïƒ¼ be above Jobs to Orlando 5,976 5,604 ïƒ¼ 3.9% 2.9% 8.0:1 6.5:1 Completions Phoenix 5,172 6,649 2.4% 2.7%ïƒ¼ 9.2:1 8.2:1 equilibrium in 2018, Raleigh 2,304 2,384 2.5% 2.6%ïƒ¼ 6.7:1 6.7:1ïƒ¼ indicating net Tampa 4,295 3,666 ïƒ¼ 1.7% 2.7%ïƒ¼ 5.1:1 9.8:1ïƒ¼ demand Washington D.C. 8,388 6,440 ïƒ¼ 1.4% 1.3% 5.3:1 6.8:1ïƒ¼
Source: Company, Moody’s economy.com
18 Operations 1 Combined Adjusted Same Store QTD NOI at 9/30/2017,ïƒ¼ Improving market fundamental

2017 MARKET UPDATE
Combined Adjusted Same Store Pricing LEASE OVER LEASE
Jan Feb Mar Apr May Jun Jul Aug Sep Oct
8.0% 6.3% 6.0% 6.0% 6.3% 6.3% 6.3% 6.2%
5.7% 5.1% 5.5% 4.0% 2.6% 2.8% 3.0% 2.5% 1.7% 2.2% 2.0% 1.0% 1.1% 1.4% 0.2% 0.0% -0.5% -0.2% -0.4% -1.7% -1.2% -4.0% -2.4% -2.5% -3.9% -3.5% New Lease Renewal Blended Q1 New Lease -3.2% | Renewal 6.1% | Blended 1.3% Q2 New Lease -0.7% | Renewal 6.3% | Blended 2.6% Q3 New Lease -0.3% | Renewal 5.7% | Blended 2.6%
Blended Pricing LEASE OVER LEASE AVG DAILY OCCUPANCY
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Q3 2017 Q3 2016
4.0%
Combined Adjusted Same Store 96.1% 96.3%
3.5% 1.6% 2.0% 3.4% 3.3% 3.3%
2.8% 2.9% MAA Same Store 96.2% 96.4%
2.4% 2.4% 1.9% 1.9%
0.0% 1.3% 1.4% PPS Adjusted Same Store 95.7% 96.3%
0.7% 1.0% 0.9% -2.0% -1.1% -1.0% -1.1% -0.9% MAA Same Store PPS Adj. Same Store
19 Operations

MERGER UPDATE
NOI Lift Opportunities from PPS Merger
Reconcile Revenue Management Practices | 2017-2018
Utility Expense Management and Billing Practices | 4Q 2017-2018 Online Search Engine Optimization/Lead Generation | 4Q 2017 Property and Casualty Insurance | 3Q 2017-2018 Redevelopment and Unit Interior Upgrade Program | 4Q 2017-2019 Unit Turn and Inventory Management Practices | 4Q 2017-2018 Stabilize Development Pipeline | 2018-2019
20 Operations

OPERATIONAL STRENGTH
Revenue Management Practices and Programs Closing the Gap
Blended Pricing LEASE OVER LEASE Average Physical Occupancy
330bps 300bps 130bps 100bps 90bps 50bps
gap gap gap gap gap gap
4.0% 3.4% 97.0%
2.9%
3.0% 96.2% 96.3% 96.2%
2.2%
2.0% 1.6% 96.0% 95.7%
95.4% 1.0% 0.4% 95.2%
0.0% 95.0% -1.0%
-1.1%
-2.0% 94.0%
Q1 2017 Q2 2017 Q3 2017 Q1 2017 Q2 2017 Q3 2017
MAA Same Store PPS Adj. Same Store MAA Same Store PPS Adj. Same Store
21 Operations

OPERATIONAL STRENGTH
Disciplined Approach To Expense Management
MAA’s established expense management practice stands out among peers
Property Operating Expenses How do we do this?
REPORTED SAME STORE PEER GROUP1: 3.0%
2012-2017F • Focus on total maintenance cost or price Expense CAGR per unit per month (PUPM), inventory management and unit turn practices
50bps annual expense savings creates $12M of value per year • Shop stocking program
@ 5.3% cap rate
MAA: 2.5% • Utility monitoring program
2012-2017F Expense CAGR
2012 2013 2014 2015 2016 2017F
MAA Peer Group
Source: Company reports
1 Peer Group defined as AIV, AVB, CPT, EQR, ESS, UDR, PPS (through 2016), HME (through 2014), AEC (through 2014), CLP (through 2013) , BRE (through 2013)
22 Operations

OPERATIONAL STRENGTH
Same Store NOI Margin Improvement
MAA NOI Margin1
• MAA platform applied to CLP and PPS portfolios yields margin 64.0% 62.3% 62.8%
61.6%
improvements within a year of 62.0% 59.8% 60.5% each merger 60.0% 58.8% 58.5%
58.0% 57.9%
• PPS margin improvement to
56.0%
date has been expense driven; benefits of revenue 54.0%
2010 2011 2012 2013 2014 2015 2016 2017F
improvement are still to come CLP NOI Margin2 PPS NOI Margin3
• Margin enhancement in year 61.20% 63.00% 62.94% 60.99% after merger created $51M of 61.00% 62.90% value on CLP portfolio and 60.80% 62.80% 38bps 79bps $19.4M on PPS portfolio 60.60% 62.70%
60.40% 62.60% 62.56%
60.20%
60.20% 62.50%
1 Combined Adjusted MAA Same Store Portfolio
2 60.00% 62.40% Adjusted CLP Same Store Portfolio
3 Adjusted PPS Same Store Portfolio 59.80% 62.30%
2013 2014 2016 2017
September YTD
23 Operations

DISCIPLINED APPROACH
Disciplined New Development Fuels Steady New Value Growth
Disciplined Approach Strong Execution Capability Consistent Opportunity Flow
• Limited to 3%—4% • 25 years average multifamily • Extensive 20+ year focus of Enterprise Value development and construction on Sunbelt markets experience, 10 year average and relationships
• $500M—$600M pipeline; tenure with MAA/PPS $200M+/- annual funding • Broad range of experience
• Collaborative predevelopment, and opportunities sought –
• Limited land bank and detailed plan development “garden/stick,” “mid-rise wrap” non-productive asset base and “high-rise” product
• Active hands-on involvement
• Exclusive use of Third-Party during construction General Contractors
• Extensive experience in new
• Realistic Underwriting development lease-ups
Steady Value Creation
The current $535M pipeline is anticipated to generate an un-trended stabilized value of $643M
24 Development (based on expected stabilized NOI divided by estimated market cap rate of 4.75%)

DEVELOPMENT PIPELINE
2017 Current and Recently Completed Development
Completion Stabilization Total Property Market Units Date Date Cost
Post Parkside™ at Wade II Raleigh, NC 406 2Q17 3Q17 $58,900 Proven Current Cycle Results 388 Since 2013… Post Afton Oaks™ Houston, TX 2Q17 2Q18 $79,900
• $956 million completed or under The Denton II Kansas City, MO 154 4Q17 3Q18 $25,400 construction Post South Lamar™ II Austin, TX 344 4Q17 4Q18 $65,600 • 4,946 units Post Midtown™ Atlanta, GA 332 3Q17 4Q18 $91,100 • 16 communities Post River North™ Denver, CO 358 1Q18 2Q19 $88,200 • 10 different markets
• $18 million savings vs. original 1201 Midtown II Charleston, SC 140 4Q18 3Q19 $29,500 expectations (2% cost savings) Post Centennial Park™ Atlanta, GA 438 3Q18 4Q19 $96,300 • NOI yield delivered or anticipated 6.5% to 7.5%+
Total 2,560 $534,900
25 Development

Post Midtown – Atlanta, GA
FUTURE OPPORTUNITY
Manage Development Risk While Achieving Significant Value Creation
Profile of Opportunities Sought
• Focus on MAA core markets
• Submarket focused site selection
• Seek out “retail” locations
• Phased development opportunities
• JV/Fee development with capable 3rd party developers
• Predevelopment pipeline currently includes three owned sites and two properties under option which could begin construction from early 2018 through mid 2019 as markets dictate.
26 Development

Post Centennial Park Atlanta, GA
DEVELOPMENT PROJECTS
Post River North Post South Lamar II Denver, CO Austin, TX
Cherry Creek Concept Denver, CO
27 Development

TRANSACTIONS
Introduction
Yale at 6th – Houston, TX Residences at Fountainhead -Phoenix, AZ
The Apartments at Cobblestone Square—Fredericksburg, VA
28 Transactions

TRANSACTIONS
Effective Buyer and Seller
Since 2012:
• Sold just under 17k units in mostly one-off full retail priced transactions, totaling $1.1B
• Achieved an average IRR of 15.1% on dispositions
• Redeployed the capital into just under 10k units, totaling $1.6B in acquisitions
Significant Value Creation
$1.27B of acquisitions have been stabilized > 1 year and have resulted in $239M in value creation 1
1 Asset value reflects trailing 12-month actual NOI, 3% management fee, and $350/unit capital reserves capped using estimated market capitalization rates. Value creation equals asset value minus the purchase price.
29 Transactions

TRANSACTIONS
How We Execute
• Significant scale and focus in region
1 Greater Market Share • Extensive industry relationships
• High deal flow
• Quick execution with 20/10 close
• All cash – no finance contingency
2 Proven Execution Capabilities • Ability to undertake complex deals
• Flexible deal structure
• No limit to deal size
• Broad submarket interest = high deal flow
3 Diversified Market Focus • Region with high merchant builder focus = high deal flow
• Provides stability
4 Disciplined Underwriting • Ensures we are not overpaying
30 Transactions

CASE STUDY
1201 Midtown | Charleston
Pursued off market and provided flexible closing timing
• 4th transaction with this seller
• Very supply constrained submarket with 2 year multifamily moratorium
• Purchased existing Phase I in lease-up as well as fully entitled Phase II site with plans complete
• Cost of $226k per unit
• Sale Comps: $240k per unit
• MAA Estimated Stabilized Cap Rate: 5.5%
• Market Cap Rate Range: 4.75%—5.00%
• Estimated Value Created at Stabilization: $7M—$11M
• Average Rent: $1,491 per unit ($1.59/sf)
• Average Occupancy: 94.4%
• Average Annual Household Income: $108k
31 Transactions

CASE STUDY
Charlotte at Midtown | Nashville
Fell out of contract and seller was motivated
• MAA stepped in at $62.5M ($224k per unit) and closed 1 day after the PSA was executed
• MAA Estimated Stabilized Cap Rate: 5.65%
• Market Cap Rate Range: 4.75%—5.00%
• Estimated Value Created: $8M—$12M
• Estimated Replacement Cost: $220k—$233k per unit
• Average Rent: $1,654 per unit ($1.96/sf)
• Average Occupancy: 95.3%
• Average Annual Household Income: $126k
32 Transactions

CASE STUDY
Yale at 6th | Houston
Below replacement cost and other qualified offers
• 4th transaction with this seller
• Located in very supply constrained submarket
• Purchase Price of $217k per unit
• Estimated Replacement Cost: $220k per unit—$233k per unit
• Average Rent: $1,806 per unit ($2.11/sf)
• Average Occupancy: 95.7%
• Average Annual Household Income: $131k
• NOI ahead of original acquisition proforma underwriting even prior to market improving due to Hurricane Harvey
33 Transactions

TRANSACTIONS
Future Outlook
Elevated level of supply should lead to growing acquisition opportunities.
Focus on pre-stabilized opportunities that have less competition due to lower loan proceeds available for leveraged buyers. Pre-stabilized opportunities should increase as absorption is likely to slow, causing some sellers to want/need to exit early.
Continue to diversify by market, submarket, product type, and price point.
Focus on steadily enhancing portfolio AFFO growth rates, operating margins and operational efficiency through disciplined growth and capital recycling on a match funded basis.
34 Transactions

APPENDIX Reconciliation of Non-GAAP Financial Measures Definitions of Non-GAAP Financial Measures

Reconciliation of Non-GAAP Financial Measures
Reconciliation of FFO, AFFO, and FAD to Net Income Available for MAA Common Shareholders
Amounts in thousands, except per share and unit data
Three Months Ended Nine Months Ended September 30, September 30, 2017 2016 2017 2016
Net income available for MAA common shareholders $ 113,787 $ 84,279 $ 202,163 $ 172,836 Depreciation and amortization of real estate assets 116,882 76,105 371,194 225,328 Gain on sale of depreciable real estate assets (58,844) (47,749) (59,045) (48,572) Loss on disposition within unconsolidated entities — — — 98 Depreciation and amortization of real estate assets of real estate joint ventures 148 — 449 11 Net income attributable to noncontrolling interests 4,249 4,627 7,600 9,508 Funds from operations attributable to the Company 176,222 117,262 522,361 359,209 Recurring capital expenditures (20,778) (14,201) (56,338) (42,633) Adjusted funds from operations 155,444 103,061 466,023 316,576 Redevelopment and revenue enhancing capital expenditures (24,765) (17,676) (58,643) (48,508) Other capital expenditures (3,754) (3,173) (10,913) (9,333) Funds available for distribution $ 126,925 $ 82,212 $ 396,467 $ 258,735
Dividends and distributions paid $ 102,506 $ 65,341 $ 307,440 $ 195,938
Weighted average common shares—diluted 113,653 75,302 113,662 79,678 Weighted average common shares and units—diluted 117,857 79,695 117,833 79,664
Earnings per common share—diluted:
Net income available for common shareholders $ 1.00 $ 1.12 $ 1.78 $ 2.29
Funds from operations per Share $ 1.50 $ 1.47 $ 4.43 $ 4.51 Adjusted funds from operations per Share $ 1.32 $ 1.29 $ 3.95 $ 3.97
36 Appendix

Reconciliation of Non-GAAP Financial Measures

Reconciliation of Net Operating Income to Net Income Available for MAA Common Shareholders

Dollars in thousands

	Three Months Ended			Nine Months Ended	
	September 30, 2017	June 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
NOI					
Combined Adjusted Same Store NOI	$ 214,698	$ 215,117	$ 213,059	$ 645,525	$ 630,541
Combined Adjusted Non-Same Store NOI	20,673	21,705	21,216	64,303	62,153
Total Combined Adjusted NOI	235,371	236,822	234,275	709,828	692,694
Legacy Post Properties Adjustment[1]	—	—	(64,023)	—	(185,026)
Total NOI	235,371	236,822	170,252	709,828	507,668
Depreciation and amortization	(117,928)	(126,360)	(76,959)	(374,285)	(227,829)
Acquisition expense	—	—	(1,033)	—	(2,167)
Property management expenses	(10,281)	(10,745)	(7,908)	(32,007)	(25,221)
General and administrative expenses	(8,361)	(9,534)	(6,661)	(30,735)	(20,257)
Merger related expenses	(128)	(978)	(3,901)	(3,977)	(3,901)
Integration related expenses	(4,002)	(3,229)	—	(10,521)	—
Interest and other non-property income	4,303	650	64	7,632	159
Interest expense	(39,940)	(38,481)	(32,168)	(115,005)	(96,418)
Gain on debt extinguishment	828	2,217	—	3,168	3
Gain on sale of depreciable real estate assets	58,844	274	47,749	59,045	48,572
Net casualty gain (loss) and other settlement proceeds	564	(240)	(75)	233	738
Income tax expense	(641)	(618)	(454)	(1,910)	(1,200)
(Loss) gain on sale of non-depreciable real estate assets	(6)	48	—	42	2,170
Gain from real estate joint ventures	335	329	—	1,021	27
Net income attributable to noncontrolling interests	(4,249)	(1,840)	(4,627)	(7,600)	(9,508)
Preferred dividend distributions	(922)	(922)	—	(2,766)	—
Net income available for MAA common shareholders	$ 113,787	$ 47,393	$ 84,279	$ 202,163	$ 172,836

[1] Amounts presented represent the operating results for legacy Post Properties prior to the Post Properties Merger that have been included in Total Combined Adjusted NOI. Prior year results have been adjusted for consistency with MAA accounting policies and year over year comparisons. These adjustments include the effect of moving corporate property management expenses, exterior paint costs and IT operating systems costs out of property expenses.

37 Appendix

MAA

Reconciliation of Non-GAAP Financial Measures
Reconciliation of EBITDA, Adjusted EBITDA, and Recurring Adjusted EBITDA to Net Income
Dollars in thousands
Three Months Ended Twelve Months Ended September 30, September 30, September 30, December 31, 2017 2016 2017 2016
Net income $ 118,958 $ 88,906 $ 254,587 $ 224,402 Depreciation and amortization 117,928 76,959 469,414 322,958 Interest expense 39,940 32,168 148,533 129,947 Income tax expense 641 454 2,409 1,699 EBITDA 277,467 198,487 874,943 679,006 (Gain) loss on debt extinguishment (828) — (3,082) 83 Net casualty (gain) loss and other settlement proceeds (564) 75 56 (448) Loss (gain) on sale of non-depreciable assets 6 — (42) (2,171) Gain on sale of depreciable real estate assets (58,844) (47,749) (90,870) (80,397) Gain on disposition within unconsolidated entities — — — (28) Adjusted EBITDA 217,237 150,813 781,005 596,045 Acquisition expense — 1,033 761 2,928 Merger related expenses 128 3,901 39,110 39,033 Integration related expenses 4,002 — 12,311 1,790 Recurring Adjusted EBITDA $ 221,367 $ 155,747 $ 833,187 $ 639,796
38 Appendix

Reconciliation of Non-GAAP Financial Measures
Reconciliation of Net Debt to Unsecured Notes Payable and Secured Notes Payable
Dollars in thousands
As of
September 30, December 31, September 30, June 30, March 31, 2017 2016 2016 2016 2016
Unsecured notes payable $ 3,382,861 $ 3,180,624 $ 2,195,989 $ 2,246,227 $ 2,195,214 Secured notes payable 1,109,973 1,319,088 1,238,168 1,243,198 1,247,749 Total debt 4,492,834 4,499,712 3,434,157 3,489,425 3,442,963 Cash and cash equivalents (47,851) (33,536) (27,817) (26,279) (28,184) 1031(b) exchange proceeds included in Restricted Cash (47,668) (58,259) — — —Net Debt $ 4,397,315 $ 4,407,917 $ 3,406,340 $ 3,463,146 $ 3,414,779
39 Appendix

Reconciliation of Non-GAAP Financial Measures
Reconciliation of Gross Assets to Total Assets
Dollars in thousands
As of
September 30, December 31, 2017 2016
Total assets $ 11,532,801 $ 11,604,491 Accumulated depreciation 1,967,481 1,656,071 Accumulated depreciation for corporate property(1) 20,638 18,730 Gross Assets $ 13,520,920 $ 13,279,292
(1) Included in Corporate property, net on the Consolidated Balance Sheets
40 Appendix

Reconciliation of Non-GAAP Financial Measures
Reconciliation of Gross Real Estate Assets to Real Estate Assets, Net
Dollars in thousands
As of
September 30, December 31, 2017 2016
Real estate assets, net $ 11,279,059 $ 11,341,862 Accumulated depreciation 1,967,481 1,656,071 Accumulated depreciation for corporate property(1) 20,638 18,730 Cash and cash equivalents 47,851 33,536 1031(b) exchange proceeds included in Restricted Cash 47,668 58,259 Gross Real Estate Assets $ 13,362,697 $ 13,108,458
(1) Included in Corporate property, net on the Consolidated Balance Sheets
41 Appendix

Definitions of Non-GAAP Financial Measures
Adjusted EBITDA
Forpurposesofcalculationsin thisrelease, AdjustedEarningsBeforeInterest, Income Taxes, Depreciation and Amortization, or Adjusted EBITDA, is composed of EBITDA adjusted for net gain or loss on asset sales and insurance and other settlement proceeds, and gain or loss on debt extinguishment. As an owner and operator of real estate, MAA considers Adjusted EBITDA to be an important measure of performance from core operations because Adjusted EBITDA does not include various income and expense items that are not indicative of operating performance. Adjusted EBITDA should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of financial performance. MAA’s computation of Adjusted EBITDA may differ from the methodology utilized by other companies to calculate Adjusted EBITDA.
Adjusted Funds From Operations (AFFO) AFFO is composed of FFO less recurring capital expenditures. AFFO should not be considered as an alternative to Net income available for MAA common shareholders. As an owner and operator of real estate, MAA considers AFFO to be an important measure of performance from operations because AFFO measures the ability to control revenues, expenses and recurring capital expenditures.
Combined Adjusted Same Store NOI Combined Adjusted Same Store NOI represents total operating revenues less total property operating expenses, excluding depreciation, for all properties classified within the Combined Adjusted Same Store Portfolio during the period. Combined Adjusted Same Store NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes Combined Adjusted Same Store NOI is a helpful tool in evaluating the operating performance within MAA’s markets because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.
42 Appendix

Definitions of Non-GAAP Financial Measures
EBITDA
For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization, or EBITDA, is composed of net income plus depreciation and amortization, interest expense, and income taxes. As an owner and operator of real estate, MAA considers EBITDA to be an important measure of performance from core operations because EBITDA does not include various expense items that are not indicative of operating performance. EBITDA should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of financial
Funds Available for Distribution (FAD)
FAD is composed of FFO less total capital expenditures, excluding development spending and property acquisitions. FAD should not be considered as an alternative to Net income available for MAA common shareholders. As an owner and operator of real estate, MAA considers FAD to be an important measure of performance from core operations because FAD measures the ability to control revenues, expenses and total capital expenditures.
43 Appendix

Definitions of Non-GAAP Financial Measures
Funds From Operations (FFO)
FFO represents net income available for MAA common shareholders (computed in accordance with U.S. generally accepted accounting principles, or GAAP) excluding extraordinary items, asset impairment, gains or losses on disposition of real estate assets, plus net income attributable to noncontrolling interest, depreciation and amortization of real estate assets, and adjustments for joint ventures to reflect FFO on the same basis. Because noncontrolling interest is added back, FFO, when used in this document, represents FFO attributable to the Company. While MAA’s definition of FFO is in accordance with the National Association of Real Estate Investment Trusts’ definition, it may differ from the methodology for calculating FFO utilized by other REITs and, accordingly, may not be comparable to such other REITs. FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that FFO is helpful in understanding operating performance in that FFO excludes depreciation and amortization of real estate assets. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies.
Gross Assets Gross Assets represents Total assets plus Accumulated depreciation, the accumulated depreciation for corporate properties, which is included in Corporate property, net on the Consolidated Balance Sheets and accumulated depreciation for Assets held for sale, which is included in Assets held for sale on the Consolidated Balance Sheets. MAA believes that Gross Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies.
44 Appendix

Definitions of Non-GAAP Financial Measures
Gross Real Estate Assets
Gross Real Estate Assets represents Real estate assets, net plus Accumulated depreciation, the accumulated depreciation for corporate properties, which is included in Corporate property, net on the Consolidated Balance Sheets, and accumulated depreciation for Assets held for sale, which is included in Assets held for sale on the Consolidated Balance Sheets plus Cash and cash equivalents plus 1031(b) exchange proceeds included in Restricted cash on the Consolidated Balance Sheets. MAA believes that Gross Real Estate Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies.
Net Debt Net Debt represents Unsecured notes payable and Secured notes payable less Cash and cash equivalents and 1031(b) proceeds included in Restricted cash on the Consolidated Balance Sheets. MAA believes Net Debt is a helpful tool in evaluating its debt position.
Net Operating Income (NOI)
Net operating income represents total operating revenues less total property operating expenses, excluding depreciation, for all properties held during the period, regardless of their status as held for sale. NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes NOI by market is a helpful tool in evaluating the operating performance within MAA’s markets because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.
45 Appendix

Definitions of Non-GAAP Financial Measures
Recurring Adjusted EBITDA
Recurring Adjusted EBITDA represents Adjusted EBITDA further adjusted to exclude certain items that are not considered part of MAA’s core business operations such as acquisition and merger and integration expenses. MAA believes Recurring Adjusted EBITDA is an important performance measure as it adjusts for certain items that by their nature are not comparable over periods and therefore tend to obscure actual operating performance. Recurring Adjusted EBITDA should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA’s computation of Recurring Adjusted EBITDA may differ from the methodology utilized by other companies to calculate Recurring Adjusted EBITDA.
Average Effective Rent per Unit Average effective rent per unit represents the average of gross rent amounts after the effect of leasing concessions for occupied units plus prevalent market rates asked for unoccupied units, divided by the total number of units. Leasing concessions represent discounts to the current market rate. MAA believes average effective rent is a helpful measurement in evaluating average pricing. It does not represent actual rental revenue collected per unit.
Average Physical Occupancy Average physical occupancy represents the average of the daily physical occupancy for the quarter.
Combined Adjusted Same Store Portfolio Combined Adjusted Same Store Portfolio represents the MAA Same Store Portfolio and the Post Adjusted Same Store Portfolio considered as a single portfolio, as if the Post Adjusted Same Store Portfolio was owned by MAA during all periods presented. For comparability purposes, certain adjustments have been made to the prior year Post Adjusted Same Store Portfolio. See the definition of the Post Adjusted Same Store Portfolio for more details.
46 Appendix

Definitions of Non-GAAP Financial Measures
Development Portfolio Communities remain identified as development until certificates of occupancy are obtained for all units under development. Once all units are delivered and available for occupancy, the community moves into the Lease-up Portfolio.
Lease-up Portfolio New acquisitions acquired during lease-up and newly developed communities remain in the Lease-up Portfolio until stabilized.
Non-Same Store Portfolio Other Non-Same Store Portfolio includes recent acquisitions, communities that have been identified for disposition, and communities that have undergone a significant casualty loss.
MAA Same Store Portfolio MAA reviews its Same Store Portfolio at the beginning of each calendar year, or as significant transactions warrant. Communities are generally added into the MAA Same Store Portfolio if they were owned and stabilized at the beginning of the previous year. Communities that have been approved by MAA’s Board of Directors for disposition are excluded from the MAA Same Store Portfolio. Communities that have undergone a significant casualty loss are also excluded from the MAA Same Store Portfolio. Within the MAA Same Store Portfolio communities are designated as operating in Large or Secondary Markets:
Large Market Same Store communities are generally those communities in markets with a population of at least one million and at least 1% of the total public multifamily REIT units.
Secondary Market Same Store communities are generally those communities in markets with either a population less than one million or less than 1% of the total public multifamily REIT units, or both.
47 Appendix

Definitions of Non-GAAP Financial Measures
Post Adjusted Same Store Portfolio Post Adjusted Same Store Portfolio represents the Post Properties same store portfolio that would have been in effect had the properties been owned by MAA since January 1, 2016. Prior year results have been adjusted for consistency with MAA accounting policies and year over year comparisons. The primary adjustments include moving corporate property management expenses, exterior paint costs and IT operating systems costs out of property expenses. Because these properties have only been owned by MAA since December 1, 2016, they are not included in the MAA Same Store Portfolio. See MAA Same Store Portfolio for more information regarding inclusion. These properties have been identified in certain tables to provide Combined Adjusted Same Store results as if the properties had been owned by MAA in prior periods. These properties will be eligible to join the MAA Same Store portfolio in January 2018.
Stabilized Communities Communities are considered stabilized after achieving at least 90% occupancy for 90 days.
Total Market Capitalization Total Market Capitalization equals the number of shares of common stock plus units not held by MAA at period end multiplied by the closing stock price at period end, plus total debt outstanding.
Unencumbered NOI Unencumbered NOI represents NOI generated by our unencumbered assets (as defined in MAALP’s bond covenants).
48 Appendix